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EXHIBIT 99.1

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                  This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of August 23, 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "BORROWER"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("AGENT") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement dated April 5, 2007 and that certain Amendment No. 2 to Credit Agreement dated May 30, 2007 and as further amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

AMENDMENTS TO CREDIT AGREEMENT.
-------------------------------

                           AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement
is hereby amended by replacing each occurrence of the words "Primedex Health Systems" with the word "RadNet" therein.

                           AMENDMENT TO SECTION 1.1(A). SECTION 1.1(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "TERM LOAN B. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, the Term Lenders made a term loan to the Borrower on the Closing Date, in the aggregate principal amount of $225,000,000, the outstanding aggregate principal balance of which is $223,875,000 immediately prior to the Amendment No. 3 Closing Date. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Term Lender, severally and not jointly, agrees to lend to the Borrower, in one draw, on the Amendment No. 3 Closing Date an amount such that, after giving effect to such loan, the amount of each


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         Term Loan B (as defined below) held by each Term Lender shall be as set forth opposite such Lender's name in ANNEX B under the heading Term
         Loan B Commitment. Amounts borrowed under this SUBSECTION (A) are collectively referred to as the "TERM LOAN B." Borrower shall repay
         Term Loan B through periodic payments on the dates and in the amounts indicated below ("SCHEDULED INSTALLMENTS").

                                                                      Scheduled
                                  Date                               Installment
                                  ----                               -----------

            Beginning with September 30, 2007, each March 31,           $625,000
            June 30, September 30 and December 31 occurring prior to September 30, 2012

            November 15, 2012                                       $236,375,000


                  The final installment shall in all events equal the entire remaining principal balance of the Term Loan B. Notwithstanding the foregoing, the outstanding principal balance of the Term Loan B shall be due and payable in full on the Commitment Termination Date. Amounts borrowed under this SECTION 1.1(A) and repaid may not be reborrowed.

                  At the request of the applicable Lender, such Lender's Term Loan B shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1(A) (as amended, modified, extended, substituted or replaced from time to time, each a "TERM NOTE B" and, collectively, the "TERM NOTES B"), and, except as provided in SECTION 1.7, Borrower shall execute and deliver each Term Note B to the applicable Lender. Each Term Note B shall represent the obligation of Borrower to pay the amount of the applicable Lender's Term Loan B Commitment, together with interest thereon."

                           AMENDMENT TO SECTION 1.3(A). SECTION 1.3(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "FEE LETTER. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain Supplemental Fee Letter dated as of the Amendment No. 3 Closing Date (collectively, the "GE CAPITAL FEE LETTER"), at the times specified for payment therein."

                           AMENDMENT TO SECTION 1.5(D). SECTION 1.5(D) of the
Credit Agreement is hereby amended to be titled "PREPAYMENTS FROM ISSUANCE OF SECURITIES; SEGREGATED ACCOUNT" and is amended to include the following sentence at the end thereof:


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                  "On the one hundred twentieth day following the Amendment No.
         3 Closing Date, the Borrower shall prepay the Loans, in accordance with
         SECTION 1.5(E), in an amount equal to 100% of the remaining funds in the Segregated Account which has not been used to pay the purchase price of the Strategic Initiatives."

                           AMENDMENT TO SECTION 3. SECTION 3 of the Credit
Agreement is hereby amended by inserting the following new SECTION 3.25 at the end thereof:

         "3.25 SEGREGATED ACCOUNT. As of the Amendment No. 3 Closing Date, Borrower has deposited into deposit account number 112-813519 at City National Bank $10,200,000 ("Segregated Account") which (i) funds will be used solely to (A) pay for Strategic Initiatives approved in writing by the Administrative Agent or (B) repay Loans hereunder as required by
         Section 1.5(d) and (ii) will be subject to a Control Agreement. The Agent shall have sole dominion and control of the Segregated Account and shall withdraw funds therefrom (i) upon the written request of the Borrower, to pay for Strategic Initiatives approved in writing by the Agent or (ii) to repay Loans as required by SECTION 1.5(D) (and the Borrower hereby acknowledges that the Agent may, without notice to the Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                           AMENDMENT TO SECTION 4.9. SECTION 4.9 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

         "4.9 CASH MANAGEMENT SYSTEMS. Borrower shall, and shall cause each other Credit Party to, (i) enter into Control Agreements with respect to each deposit account maintained by Borrower or any Subsidiary of Borrower (other than (a) any payroll account or other disbursement account which is a zero balance account and (b) any account (a "GOVERNMENTAL ACCOUNT") into which amounts are paid by a governmental entity pursuant to one or more Health Care Laws) as of or after the Closing Date and (ii) cause all amounts on deposit in or credited to each Governmental Account to be transferred, every Business Day, to an account subject to a Control Agreement. Each such deposit account control agreement shall be in form and substance reasonably satisfactory to Agent."

                           AMENDMENT TO SECTION 5.1(F). SECTION 5.1(F) of the
Credit Agreement is hereby amended by replacing the amount "$15,000,000" which appears therein with "$20,000,000".

                           AMENDMENT TO SECTION 5.6(V). SECTION 5.6(V) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "(v) the sum of all amounts payable in connection with any Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed $12,000,000 (or an amount not to exceed $12,500,000 with respect to the


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         Borg Acquisition) and the sum of such amounts payable in connection with all Permitted Acquisitions shall not exceed $50,000,000, and the portion thereof allocable to goodwill and intangible assets for all such Permitted Acquisitions during the term hereof shall not exceed $30,000,000."

                           AMENDMENT TO SECTION 5.7. SECTION 5.7 of the Credit
Agreement is hereby amended by
inserting the following new clause (d):

         "(d) the Identified Sale-Leaseback."

                           AMENDMENT TO SECTION 5.17. SECTION 5.17 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

                           "5.17   SALE-LEASEBACKS.

         Other than the Identified Sale-Leaseback, the Credit Parties shall not and shall not cause or permit any of their Subsidiaries to engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets."

                           AMENDMENT TO SECTION 5.20. SECTION 5.20 of the Credit
Agreement is hereby amended by replacing the amount "$25,500,000" which appears therein with "$35,000,000".

                           AMENDMENT TO SECTION 6.1(A). SECTION 6.1(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "CAPITAL EXPENDITURE LIMITS. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "CAPEX LIMIT"):

                                                             MAXIMUM CAPITAL
                                                             EXPENDITURES
                  PERIOD                                     PER PERIOD
                  ------                                     ---------------
                  Fiscal Year 2007                           $42,000,000
                  Fiscal Year 2008                           $42,000,000
                  Fiscal Year 2009                           $45,000,000
                  Fiscal Year 2010 and each Fiscal Year      $45,000,000
                  thereafter

         PROVIDED, HOWEVER, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period (excluding any Capex Carry Over Amounts) MINUS the actual amount of any


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         Capital Expenditures expended during such prior period (the "CAPEX
         CARRY OVER AMOUNT"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period."

                           AMENDMENT TO SECTION 6.2(D). SECTION 6.2(D) of the
Credit Agreement is hereby amended by replacing the word "Month" which appears therein with the word "Quarter".

                           AMENDMENT TO SECTION 6.2(E). SECTION 6.2(E) of the
Credit Agreement is hereby amended by replacing the reference to "SECTIONS 6.2(A)(III) AND (B)" with "SECTIONS 6.2(A)(I) AND (B)" therein, replacing the word "Month" which appears therein with the word "Quarter" and by deleting the phrase "and the portion of the current Fiscal Quarter then elapsed" therein.

                           AMENDMENTS TO ANNEX A. ANNEX A of the Credit
Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:


"AMENDMENT NO. 3 CLOSING DATE MEANS AUGUST 23, 2007."


"GOVERNMENTAL ACCOUNT HAS THE MEANING ASCRIBED TO IT IN SECTION 4.9."


"IDENTIFIED SALE-LEASEBACK MEANS THE SALE-LEASEBACK OF ASSETS IDENTIFIED TO AGENT IN AN AMOUNT NOT TO EXCEED $13,000,000 ON TERMS AND PURSUANT TO DOCUMENTATION ACCEPTABLE TO AGENT."


"SEGREGATED ACCOUNT HAS THE MEANING ASCRIBED TO IT IN SECTION 3.25."


 "STRATEGIC INITIATIVES MEANS ANY ACQUISITIONS, INVESTMENTS, OR OTHER INITIATIVES TAKEN BY BORROWER AND APPROVED IN ADVANCE IN WRITING BY THE AGENT."

                           AMENDMENTS TO ANNEX A. ANNEX A of the Credit
Agreement is hereby amended by amending and restating the following definitions to each read in its entirety as follows:

         "COMMITMENTS means (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment and Term Loan B Commitment as set forth on ANNEX B to the Agreement (as supplemented by SUPPLEMENTAL ANNEX B to the Agreement) or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments and Term Loan B Commitments, which aggregate commitment shall be THREE HUNDRED FIVE MILLION DOLLARS ($305,000,000) on the Amendment No. 3 Closing Date, as such Commitments may be reduced, amortized or adjusted from time to time in accordance with this Agreement."

         "REVOLVING LOAN COMMITMENT means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on


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         ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B to the Agreement) or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be FIFTY-FIVE MILLION DOLLARS ($55,000,000) on the Amendment No. 3 Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

         "TERM LOAN B COMMITMENT means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Term Loan B (as set forth on ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B)) in the maximum aggregate amount set forth in SECTION 1.1(A) or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan
         B. The Term Loan B Commitment with respect to each Term Loan B shall reduce automatically by the amount prepaid or repaid in respect of such Term Loan B (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause (a) of this definition)."

                           AMENDMENT TO ANNEX B. ANNEX B of the Credit Agreement
is hereby supplemented with the SUPPLEMENTAL ANNEX B attached as ANNEX B to this Amendment.

                           AMENDMENT TO ANNEX F. SECTION 6.1(C) (Minimum Fixed
Charge Coverage Ratio) to ANNEX F is hereby replaced with the revised Section 6.1(c) attached as ANNEX F to this Amendment.

                           AMENDMENT TO EXHIBIT 6.2(D). EXHIBIT 6.2(D)
(Borrowing Base Certificate) is hereby replaced with the revised EXHIBIT 6.2(D) attached as EXHIBIT 6.2(D) to this Amendment.

                           SCHEDULES. Each of SCHEDULES 3.1(A), 3.1(B), 3.10,
3.11, 3.12, 3.14, 3.16, 3.17, 3.18, 3.19, 5.1, 5.2, 5.6, and 5.9 to the Credit
Agreement is hereby replaced with the applicable SCHEDULE attached hereto.

                  REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The Credit Parties represent and warrant that:

                         the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and


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                         after giving effect to this Amendment, each of the
        representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

 This Amendment shall have been executed and delivered by the Agent, Requisite Lenders and the Credit Parties;

The execution and delivery or satisfaction of each of the agreements, documents or other instruments or conditions set forth in the closing checklist attached hereto as EXHIBIT A (the "CLOSING CHECKLIST"), in form, substance and manner satisfactory to the Agent;

The execution and delivery of the Amendment No. 3 to the Second Lien Credit Agreement, in form, substance and manner satisfactory to the Agent; and

                           (d) The Agent shall have received a nonrefundable amendment fee equal to $281,275 which shall be fully earned and payable on the date hereof.

                  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                         The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


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                  REAFFIRMATION OF GUARANTIES. The Credit Parties signatory
hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *


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